                             LETTER OF TRANSMITTAL

                         OFFER TO EXCHANGE REGISTERED
             9 1/2% FIRST MORTGAGE NOTES DUE 2008 FOR OUTSTANDING
               UNREGISTERED 9 1/2% FIRST MORTGAGE NOTES DUE 2008
                 (PURSUANT TO THE PROSPECTUS DATED    , 1998)

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON     , 1998, UNLESS THE OFFER IS EXTENDED BY THE COMPANY.
 TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 The Exchange Agent for the Exchange Offer is:

                        First National Bank of Commerce

      In New York:                 By Hand                By Registered or
                              Delivery/Overnight           Certified Mail:
                                  Delivery:
 First National Bank of     First National Bank of     First National Bank of
        Commerce                   Commerce                   Commerce
 c/o First Chicago Trust   Corporate Trust Services   Corporate Trust Services
         Company                  Department                 Department
   14 Wall Street, 8th       210 Baronne Street,           P.O. Box 60030
    Floor, Suite 4607           Basement Level         New Orleans, Louisiana
New York, New York 10002    New Orleans, Louisiana           70160-0030
                                    70112                 Attn:  Teri Lucas
                               Attn:  Teri Lucas
                                 Via Facsimile:
                                (504) 623-1095

                             Confirm by telephone:
                                (504) 623-7579

                             For Information Call:
                                (504) 623-1640


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges that he or she has received the Prospectus,
dated       , 1998 (the "Prospectus"), of Bayou Steel Corporation, a Delaware
corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $110 million 9 1/2% First Mortgage Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act") of the Company for a like principal amount of the issued and outstanding 9 1/2% First Mortgage Notes due 2008 (the "Old First Mortgage Notes") of the Company from the holders thereof.

  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

  This Letter of Transmittal is to be completed by holders of Old First Mortgage Notes either if Old First Mortgage Notes are to be forwarded herewith or if tenders of Old First Mortgage Notes are to be made by book-entry transfer to an account maintained by First National Bank of Commerce (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Exchange Offer Procedures" section of the Prospectus.

  Holders of Old First Mortgage Notes whose certificates (the "Certificates") for such Old First Mortgage Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old First Mortgage Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Exchange Offer Procedures-- Guaranteed Delivery Procedures" section of the Prospectus.

  DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  List below the Old First Mortgage Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal.

               DESCRIPTION OF OLD FIRST MORTGAGE NOTES TENDERED

   NAME(S) AND ADDRESS(ES) OF
     REGISTERED OWNER(S) AS
  (IT/THEY) APPEAR(S) ON THE
   9 1/2% FIRST MORTGAGE NOTES
           DUE 2008
---------------------------------------------------------------------------------------
                                 CERTIFICATE NUMBERS   AGGREGATE PRINCIPAL    PRINCIPAL
                                    OF OLD FIRST      AMOUNT REPRESENTED BY     AMOUNT
                                   MORTGAGE NOTES*   OLD FIRST MORTGAGE NOTES  TENDERED
                                  -----------------------------------------------------

                                  -----------------------------------------------------
                                  -----------------------------------------------------
                                  -----------------------------------------------------
                                  -----------------------------------------------------
                                                         TOTAL PRINCIPAL
                                                       AMOUNT OF OLD FIRST
                                                             MORTGAGE
                                                         NOTES TENDERED**
---------------------------------------------------------------------------------------
(If additional space is required, attach a continuation sheet in substantially the above form.)
---------------------------------------------------------------------------------------

 * Need not be completed if Old First Mortgage Notes are being tendered by book-entry holders.
** Unless otherwise indicated in the column, a holder will be deemed to have tendered all Old First Mortgage Notes represented by the Old First Mortgage Notes indicated in Column 2. See Instruction 4.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

 [_]CHECK HERE IF TENDERED OLD FIRST MORTGAGE NOTES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: __________________________________________

   Account Number: _________________________________________________________

   Transaction code Number: ________________________________________________

 [_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
    IF TENDERED OLD FIRST MORTGAGE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s): ___________________________________________

   Window Ticket Number (if any): __________________________________________

   Date of Execution of Notice of Guaranteed Delivery: _____________________

   Name of Institution which Guaranteed Delivery: __________________________

   IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK ENTRY TRANSFER:

   Name of Tendering Institution: __________________________________________

   Account Number: _________________________________________________________

   Transaction Code Number: ________________________________________________

 [_]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD FIRST
    MORTGAGE NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

LADIES AND GENTLEMEN:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described aggregate principal amount of the Company's 9 1/2% First Mortgage Notes due 2008 (the "Old First Mortgage Notes") in exchange for a like aggregate principal amount of the Company's 9 1/2% First Mortgage Notes due 2008 (the "Exchange Notes") which have been registered under the Securities Act upon the terms and subject
to the conditions set forth in the Prospectus dated     , 1998 (as the same
may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

  Subject to and effective upon the acceptance for exchange of all or any portion of the Old First Mortgage Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old First Mortgage Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old First Mortgage Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old First Mortgage Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Old First Mortgage Notes, (ii) present Certificates for such Old First Mortgage Notes for transfer, and to transfer the Old First Mortgage Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old First Mortgage Notes, all in accordance with the terms and conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD FIRST MORTGAGE NOTES TENDERED HEREBY, AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD FIRST MORTGAGE NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD FIRST MORTGAGE NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

  The name(s) and address(es) of the registered holder(s) of the Old First Mortgage Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old First Mortgage Notes. The Certificate number(s) and the Old First Mortgage Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

  If any tendered Old First Mortgage Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old First Mortgage Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old First Mortgage Notes will be returned (or, in the case of Old First Mortgage Notes tendered by book-entry transfer, such Old First Mortgage Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

  The undersigned understands that tenders of Old First Mortgage Notes pursuant to any one of the procedures described in "The Exchange Offer-- Exchange Offer Procedures" section of the Prospectus and in the instructions, attached hereto will, upon the Company's acceptance for exchange of such tendered Old First Mortgage Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old First Mortgage Notes tendered hereby.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old First Mortgage Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old First Mortgage Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old First Mortgage Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

  BY TENDERING OLD FIRST MORTGAGE NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND
(IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES. BY TENDERING OLD FIRST MORTGAGE NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD FIRST MORTGAGE NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD FIRST MORTGAGE NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD FIRST MORTGAGE NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

  THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY AN EXCHANGING DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR OLD FIRST MORTGAGE NOTES, WHERE SUCH OLD FIRST MORTGAGE NOTES WERE ACQUIRED BY SUCH EXCHANGING DEALER FOR ITS OWN ACCOUNT AS A RESULT OF

MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH EXCHANGING DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD FIRST MORTGAGE NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (AN "EXCHANGING DEALER"), BY TENDERING SUCH OLD FIRST MORTGAGE NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, SUCH EXCHANGING DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE EXCHANGING DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, THEY SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH EXCHANGING DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN EXCHANGING DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

  Holders of Old First Mortgage Notes whose Old First Mortgage Notes are accepted for exchange will not receive accrued interest on such Old First Mortgage Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Old First Mortgage Notes prior to the Old First Mortgage issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old First Mortgage Notes, and the undersigned waives the right to receive any interest on such Old First Mortgage Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after May 22, 1998.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old First Mortgage Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD FIRST MORTGAGE NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD FIRST MORTGAGE NOTES AS SET FORTH IN SUCH BOX.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)

                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE   )
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

 Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old First Mortgage Notes hereby tendered or on the register of holders maintained by the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old First Mortgage Notes to comply with the restrictions on transfer applicable to the Old First Mortgage Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                          (Signature(s) of Holder(s))

                          Date:                 , 1998

 Name(s): ____________________________________________________________________

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title): ______________________________________________________

 Address: ____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: _____________________________________________

 (Tax Identification or Social Security Number(s)): __________________________



                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

 -----------------------------------------------------------------------------
                             (Authorized Signature)

                          Date:                 , 199

 Name of Firm: _______________________________________________________________

 Capacity (full title): ______________________________________________________
                                 (Please Print)

 Address: ____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: _____________________________________________

    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 5 AND 6)               (SEE INSTRUCTIONS 5 AND 6)

   To be completed ONLY (i) if Old          To be completed ONLY if the
 First Mortgage Notes in a principal      Exchange Notes are to be issued or
 amount not tendered, or Exchange         sent to someone other than the
 Notes issued in exchange for Old         undersigned or to the undersigned
 First Mortgage Notes accepted for        at an address other than as
 exchange, are to be issued in the        indicated above.
 name of someone other than the
 undersigned, or (ii) if Old First        [_] Mail  [_] Issue (check
 Mortgage Notes tendered by book-         appropriate boxes) certificates to:
 entry transfer which are not
 exchanged are to be returned by          Name: ______________________________
 credit to an account maintained at                 (Type or Print)
 the Book-entry Transfer Facility.
 Issue Exchange Notes and/or Old          Address: ___________________________
 First Mortgage Notes to:
                                          ------------------------------------
 Name: ______________________________                                (Zip
           (Type or Print)                                           Code)


 Address: ___________________________     ------------------------------------
                                             (Tax Identification or Social
                                                    Security Number)

 ------------------------------------
                          (Zip Code)

 ------------------------------------
    (Tax Identification or Social
           Security Number)

    (COMPLETE SUBSTITUTE FORM W-9)

 Credit nonexchanged Old First
 Mortgage Notes delivered by book-
 entry transfer to the Book-Entry
 Transfer Facility set forth below:

 Book-Entry Transfer Facility
 Account Number:

 ------------------------------------


                       SPECIAL BROKER-DEALER INSTRUCTIONS

 [_]Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

   Name: ____________________________________________________________________

   Address: _________________________________________________________________

   --------------------------------------------------------------------------
                                                                  (Zip Code)

 If the undersigned is not a broker-dealer, the undersigned represents that it is engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old First Mortgage Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit it is an "underwriter" within the meaning of the Securities Act.

                    INSTRUCTIONS FORMING PART OF THE TERMS
                     AND CONDITIONS OF THE EXCHANGE OFFER

  1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Exchange Offer Procedures" in the Prospectus. In order to tender Old First Mortgage Notes, Certificates, or timely confirmation of a book-entry transfer of such Old First Mortgage Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

  Holders who wish to tender their Old First Mortgage Notes and (i) whose Old First Mortgage Notes are not immediately available or (ii) who cannot deliver their Old First Mortgage Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or
(iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old First Mortgage Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Exchange Offer Procedures--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old First Mortgage Notes may be tendered in whole or in part, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Exchange Offer Procedures" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Old First Mortgage Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

  2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by the Company as the owner of the Old First Mortgage Notes) of Old First Mortgage Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

  (ii) such Old First Mortgage Notes are tendered for the account of a firm that is an Eligible Institution.

  In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

  3. Inadequate Space. If the space provided in the box captioned "Description of Old First Mortgage Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Old First Mortgage Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

  4. Partial Tenders and Withdrawal Rights. Tenders of Old First Mortgage Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof. If less than all the Old First Mortgage Notes evidenced by any Certificate submitted are to be tendered, new Certificate(s) for the remainder of the Old First Mortgage Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Old First Mortgage Note, promptly after the Expiration Date. All Old First Mortgage Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Old First Mortgage Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old First Mortgage Notes to be withdrawn (which must be an authorized denomination), that such holder is withdrawing his election to have such Old First Mortgage Notes exchanged, the aggregate principal amount of Old First Mortgage Notes to be withdrawn, and (if Certificates for Old First Mortgage Notes have been tendered) the name of the registered holder of the Old First Mortgage Notes as set forth on the Certificate for the Old First Mortgage Notes, if different from that of the person who tendered such Old First Mortgage Notes. If Certificates for the Old First Mortgage Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old First Mortgage Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old First Mortgage Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Old First Mortgage Notes tendered for the account of an Eligible Institution).

  If Old First Mortgage Notes have been tendered pursuant to the procedures for book entry transfer set forth in the Prospectus under "The Exchange Offer--Exchange Offer Procedures," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old First Mortgage Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old First Mortgage Notes may not be rescinded. Old First Mortgage Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Exchange Offer Procedures."

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old First Mortgage Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

  5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old First Mortgage Notes tendered hereby, the signatures must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Old First Mortgage Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Old First Mortgage Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

  When this Letter of Transmittal is signed by the registered owner(s) of the Old First Mortgage Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old First Mortgage Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Old First Mortgage Notes may require in accordance with the restrictions on transfer applicable to the Old First Mortgage Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

  6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old First Mortgage Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

  7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old First Mortgage Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders not in proper form or the acceptance of which, or exchange for which, may, in the opinion of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--

Conditions to the Exchange Offer" or any defects or irregularities in any tender of Old First Mortgage Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old First Mortgage Notes will be deemed to have been validly made until all defects and irregularities with respect to such tender have been cured or waived. None of the Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person will be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

  8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  9. 31% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Old First Mortgage Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old First Mortgage Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old First Mortgage Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old First Mortgage Notes. If the Old First Mortgage Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

  11. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old First Mortgage Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old First Mortgage Notes for exchanges.

  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old First Mortgage Notes nor shall any of them incur any liability for failure to give any such notice.

  12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Old First Mortgage Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

  13. Security Transfer Taxes. Holders who tender their Old First Mortgage Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old First Mortgage Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old First Mortgage Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                              (SEE INSTRUCTION 9)

                        PART 1--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE BOX AT RIGHT AND          OR Employer
                        CERTIFY BY SIGNING AND          Identification Number
 SUBSTITUTE             DATING BELOW.                  -----------------------
                       --------------------------------------------------------
 FORM W-9               PART 2--CERTIFICATION--Under            PART 3
                        penalties of perjury, I certify         Awaiting TIN
                        that:                                   [_]
                                                                Please
                        (1) The number shown on this form       complete the
 DEPARTMENT OF THE          is my correct Taxpayer              Certificate of
 TREASURY INTERNAL REVENUE  Identification Number (or I am      Awaiting
 SERVICE                    waiting for a number to be          Taxpayer
                            issued to me) and                   Identification
                                                                Number below.
 PAYER'S REQUEST FOR    (2) I am not subject to backup
 TAXPAYER IDENTIFICATION    withholding either because: I
 NUMBER ("TIN")             have not been notified by the
                            Internal Revenue Service (the
                            "IRS") that I am subject to
                            backup withholding as a result
                            of failure to report all
                            interest or dividends, or the
                            IRS has notified me that I am
                            no longer subject to backup
                            withholding.

                       --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).


                        Signature _________________________________Date, 1998


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

                                          ______________________________, 1998
 -------------------------------------                    Date
               Signature



                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

   Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

 -------------------------------------    ______________________________, 1998
               Signature                                  Date